SECURITIES AND EXCHANGE COMMISSION
                              Washington,D.C.20549


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                                    FORM 8-K/A

                                 Current Report


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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 August 19, 1996


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                               NEUREX CORPORATION

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                     0-19874
                            (Commission File Number)

                                   77-0128552
                                (I.R.S. Employer
                               Identification No.)

              3760 Haven Avenue, Menlo Park, California 94025-1012
                    (Address of principal executive offices)

                                  (415)853-1500

              (Registrant's telephone number, including area code)


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     This report on form 8-K/A, including all exhibits, contains ___ pages.

     The signature page is amended to include the required typed signature.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 1996
                                                 Neurex Corporation (Registrant)


                                          By:
                                                 /S/ John M. Ames
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                                                 John M. Ames
                                                 Chief Financial Officer and
                                                 Vice President of Finance